UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SWINGPLANE VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-168912	27-2919616
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

220 Summit Blvd. #402, Broomfield, Colorado 80021 (Address of principal executive offices) (303) 803-0063 (Registrant’s Telephone Number)

Copy of all Communications to:
Carrillo Huettel, LLP
3033 Fifth Avenue, Suite 400
San Diego, CA 92103
phone: 619.546.6100
fax: 619.546.6060

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates: 333-168912

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class
to be so registered
_________________________________________________

Common Shares, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

Swingplane Ventures, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No. 333-168912), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 8, 2011 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.01	Amended Articles of Incorporation	Filed with the SEC on August 18, 2010 as part of our Registration Statement on Form S-1.

3.02	ByLaws	Filed with the SEC on August 18, 2010 as part of our Registration Statement on Form S-1.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SWINGPLANE VENTURES, INC.

Date: December 22, 2011	By:	/s/ Matthew Diehl
Name: Matthew Diehl
Title: President and Chief Executive Officer

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